UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a)  On March 9, 2022, the Audit Committee of the Board of First Community Bankshares, Inc. (the “Registrant”) approved the dismissal of Dixon Hughes Goodman LLP (“DHG”) as the independent registered public accounting firm for the Registrant.

The report of DHG on the consolidated financial statements of the Registrant for the years ended December 31, 2021 and 2020, contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the years ended December 31, 2021 and 2020, contained an emphasis-of-matter paragraph indicating the Registrant had changed its method of accounting for credit losses effective January 1, 2021, due to the adoption of Accounting Standards Codification (ASC) Topic 326, Financial Instruments – Credit Losses.

During the years ended December 31, 2021 and 2020, and through March 9, 2022, there were no disagreements with DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DHG would have caused it to make a reference to the subject matter of the disagreements in connection with its report on the Registrant’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2021 and 2020, and through March 9, 2022.

The Registrant provided a copy of the foregoing disclosures to DHG prior to the date of the filing of this report and requested that DHG furnish it with a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above disclosures. A copy of DHG’s letter to the SEC dated March 14, 2022, is furnished in response to that request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Effective on March 9, 2022, the Registrant engaged Elliott Davis, PLLC as its new independent registered public accounting firm for the year ended December 31, 2022. This engagement was approved by the Audit Committee of the Registrant’s Board of Directors. During the two most recent fiscal years and subsequent interim period prior to its selection as the Registrant’s independent accountant, Elliott Davis, PLLC was not consulted by the Registrant on any of the matters referenced in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01         Financial Statements and Exhibits

(d)	The following exhibit is included with this report:

	Exhibit No.	Exhibit Description

	16.1	Letter of Dixon Hughes Goodman LLP regarding change in certifying accountant

	104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	March 14, 2022	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer